FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Portfolio of Investments
March 31, 2024  (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. TREASURY BILLS — 88.1%
$20,222,200	U.S. Treasury Bill (a)	(b)	05/30/24	$20,047,956
	(Cost $20,048,234)

Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
45,590	Dreyfus Government Cash Management Fund, Institutional Shares - 5.20% (c)	45,590
	(Cost $45,590)
	Total Investments — 88.3%	20,093,546
	(Cost $20,093,824)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS — 13.6%
	Call Options Purchased — 13.6%
1,132	SPDR® Gold Shares	$23,287,504	$179.84	05/31/24	3,092,137
	(Cost $1,499,104)
WRITTEN OPTIONS — (2.3)%
	Call Options Written — (2.3)%
(1,132)	SPDR® Gold Shares	(23,287,504)	206.86	05/31/24	(525,840)
	(Premiums received $15,512)
	Put Options Written — (0.0)%
(1,132)	SPDR® Gold Shares	(23,287,504)	160.91	05/31/24	(933)
	(Premiums received $157,011)
	Total Written Options				(526,773)
	(Premiums received $172,523)
	Net Other Assets and Liabilities — 0.4%				86,184
	Net Assets — 100.0%				$22,745,094

(a)	All or a portion of this security is segregated as collateral for the options written. At March 31, 2024, the segregated value of this security amounts to $1,958,108.
(b)	Zero coupon security.
(c)	Rate shown reflects yield as of March 31, 2024.

FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)
Consolidated Portfolio of Investments (Continued)
March 31, 2024  (Unaudited)

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of March 31, 2024 is as follows:

ASSETS TABLE
	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Treasury Bills	$20,047,956	$—	$20,047,956	$—
Money Market Funds	45,590	45,590	—	—
Total Investments	20,093,546	45,590	20,047,956	—
Purchased Options	3,092,137	—	3,092,137	—
Total	$23,185,683	$45,590	$23,140,093	$—

LIABILITIES TABLE
	Total Value at 3/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(526,773)	$—	$(526,773)	$—